UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Capital Opportunities Fund

Semiannual report
2 | 28 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNVAX

Putnam
International Capital
Opportunities Fund

Semiannual report
2 | 28 | 17

Message from the Trustees	1

Interview with your fund’s portfolio managers	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Financial statements	13

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

April 11, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 11.

2 International Capital Opportunities Fund

Brett has a B.S. in Computer Information Systems from Suffolk University. He joined Putnam in 2003 and has been in the investment industry since 2000.

Rob is Chief Investment Officer of Global Asset Allocation at Putnam. He has an M.B.A. from New York University Stern School of Business and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

What was the market environment like for stocks of international small and midsize companies during the six-month reporting period ended February 28, 2017?

ROB Overall, markets outside the United States were steady during the period, making consistent small gains with some hiccups as consumer confidence grew and investors became more comfortable with risk. International small-cap companies, as measured by the S&P Developed Ex-U.S. SmallCap Index, the fund’s benchmark, rose 4.94% during the period. Small-cap stocks, which generally have a market capitalization of under $2 billion, slightly underperformed large- and mid-cap stocks for the six-month period.

The fund invests primarily in non-U.S. small-cap stocks, but also in some mid-cap stocks. Small caps traded in a range early in the period, selling off somewhat through October and then again after the election of Donald Trump, as non-U.S. markets digested the uncertainty that a Trump presidency suggested in terms of the potential for higher interest rates and protectionist trade policy. Later in November, non-U.S. markets recovered, fueled in part by currency weakness relative to the rising U.S. dollar. As in the United

International Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4 International Capital Opportunities Fund

States, this stock rally continued into the new year, with international small-cap stocks doing particularly well in January and February. During the period there was a general decrease in volatility.

How did Putnam International Capital Opportunities Fund perform in this environment?

BRETT The fund returned 3.74% for the period, underperforming its benchmark, the S&P Developed Ex-U.S. SmallCap Index and the average return of its Lipper peer group, International Small/Mid-Cap Core Funds. During the fourth quarter of 2016, several stocks that we favored performed poorly, but our patience was rewarded as many of those same stocks showed improvement during the first two months of 2017.

In the year since we took over management of the fund we have emphasized disciplined stock selection at the security level, which we believe has resulted in a portfolio that is less sensitive to the direction of the markets and more tied to the business fundamentals of the companies in the portfolio. Our proprietary model helps us to locate small-cap stocks that we believe have attractive valuations, high dividend yields, and the potential for price and earnings momentum.

What stocks significantly aided or detracted from performance results during the reporting period?

ROB Contributors to performance included the Australian-based firm BlueScope Steel, a steel company operating in Australia, New Zealand, the United States, and Asia that primarily serves building, construction, and other industrial segments. BlueScope has experienced strong earnings and seen its stock price double since the beginning of 2016. Another top contributor was the stock of Japan-based ULVAC, which manufactures vacuum devices for a wide range of industries and applications, including semiconductors, electronics, chemicals, and pharmaceuticals.

Detractors from fund performance included Berendsen, a Britain-based provider of textile maintenance services that struggled during the period after warning on profits. The company cleans and supplies work uniforms, various textiles, and other items used in health-care settings. Soulbrain, a South Korean chemical manufacturer, underperformed after posting disappointing earnings during the last calendar quarter of 2016. The firm manufactures, sells, and trades semiconductor-related chemicals and produces and distributes chemicals used in liquid crystal display and fiber optics processing.

How did the fund use derivatives during the reporting period?

BRETT We used currency forward contracts to hedge portions of our foreign currency exposures. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

What is your outlook for international stocks in the coming months?

BRETT We believe that the recent rally in developed international markets may continue if earnings momentum builds and the political landscape remains relatively stable. Election results in Europe and potential economic impacts over the remainder of the year are a major source of uncertainty. Overall, the global economy has been performing modestly better than expected, and we believe this may continue to benefit the companies that we invest in within Europe and Japan whose operating leverage could materially boost

International Capital Opportunities Fund 5

margins. In our view, as a result of the stronger U.S. dollar, there is also additional potential for improved earnings momentum among European and Japanese companies. As of the end of the period, we were still waiting to see how new fiscal and trade policies under the Trump administration might play out in international markets.

Thank you, Brett and Rob, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 International Capital Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/28/95)
Before sales charge	8.91%	10.07%	0.96%	17.70%	3.31%	–10.21%	–3.53%	12.61%	3.74%

After sales charge	8.61	3.74	0.37	10.93	2.10	–15.37	–5.41	6.13	–2.22

Class B (10/30/96)
Before CDSC	8.61	3.62	0.36	13.35	2.54	–12.21	–4.25	11.76	3.36

After CDSC	8.61	3.62	0.36	11.35	2.17	–14.75	–5.18	6.76	–1.64

Class C (7/26/99)
Before CDSC	8.10	2.12	0.21	13.37	2.54	–12.20	–4.25	11.78	3.38

After CDSC	8.10	2.12	0.21	13.37	2.54	–12.20	–4.25	10.78	2.38

Class M (10/30/96)
Before sales charge	8.37	4.68	0.46	14.76	2.79	–11.57	–4.01	12.03	3.49

After sales charge	8.19	1.01	0.10	10.75	2.06	–14.66	–5.15	8.11	–0.13

Class R (1/21/03)
Net asset value	8.66	7.38	0.71	16.21	3.05	–10.88	–3.77	12.33	3.63

Class Y (2/1/00)
Net asset value	9.13	12.83	1.21	19.14	3.56	–9.55	–3.29	12.88	3.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Capital Opportunities Fund 7

Comparative index returns For periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

S&P Developed
Ex-U.S. SmallCap	7.01%	38.52%	3.31%	46.62%	7.95%	7.69%	2.50%	18.33%	4.94%
Index

Lipper
International
Small/Mid-Cap	8.53	26.78	2.30	34.00	5.84	1.02	0.28	17.39	5.04
Core Funds
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/17, there were 95, 95, 76, 62, 35, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.816		$0.508	$0.528	$0.639		$0.719	$0.908

Capital gains	—		—	—	—		—	—

Total	$0.816		$0.508	$0.528	$0.639		$0.719	$0.908

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$33.90	$35.97	$33.80	$33.65	$33.71	$34.93	$33.44	$33.91

2/28/17	34.29	36.38	34.39	34.22	34.20	35.44	33.88	34.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 International Capital Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/28/95)
Before sales charge	9.04%	10.53%	1.01%	20.96%	3.88%	–6.65%	–2.27%	7.60%	4.63%

After sales charge	8.74	4.17	0.41	14.01	2.66	–12.02	–4.18	1.41	–1.39

Class B (10/30/96)
Before CDSC	8.73	4.06	0.40	16.49	3.10	–8.75	–3.01	6.79	4.23

After CDSC	8.73	4.06	0.40	14.49	2.74	–11.38	–3.95	1.79	–0.77

Class C (7/26/99)
Before CDSC	8.23	2.54	0.25	16.53	3.11	–8.72	–3.00	6.83	4.25

After CDSC	8.23	2.54	0.25	16.53	3.11	–8.72	–3.00	5.83	3.25

Class M (10/30/96)
Before sales charge	8.50	5.14	0.50	18.00	3.37	–8.03	–2.75	7.07	4.37

After sales charge	8.32	1.46	0.15	13.87	2.63	–11.25	–3.90	3.32	0.72

Class R (1/21/03)
Net asset value	8.78	7.84	0.76	19.44	3.62	–7.36	–2.52	7.34	4.49

Class Y (2/1/00)
Net asset value	9.26	13.31	1.26	22.45	4.13	–5.96	–2.03	7.85	4.75

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for
the fiscal year ended 8/31/16*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Annualized expense ratio for the
six-month period ended 2/28/17†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.28% from annualizing the performance fee adjustment for the six months ended 2/28/17.

International Capital Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.08	$10.09	$8.83	$7.57	$5.05

Ending value (after expenses)	$1,037.40	$1,033.60	$1,033.80	$1,034.90	$1,036.30	$1,038.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.26	$9.99	$9.99	$8.75	$7.50	$5.01

Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 International Capital Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Capital Opportunities Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 International Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Capital Opportunities Fund 13

The fund’s portfolio 2/28/17 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value

Australia (8.2%)

Asaleo Care, Ltd.	2,683,931	$3,385,032

BlueScope Steel, Ltd.	884,214	8,284,267

CSR, Ltd.	597,248	1,914,064

Downer EDI, Ltd.	1,044,116	5,627,682

Genworth Mortgage Insurance Australia, Ltd.	1,914,114	4,123,819

JB Hi-Fi, Ltd.	116,022	2,385,748

OceanaGold Corp.	180,500	512,336

Primary Health Care, Ltd.	1,155,542	2,923,649

Whitehaven Coal, Ltd. †	2,331,120	5,165,210

		34,321,807

Belgium (0.6%)

Warehouses De Pauw CVA R	25,601	2,381,013

		2,381,013

Canada (10.5%)

Aimia, Inc.	495,000	3,372,798

Canadian Apartment Properties REIT R	13,000	314,772

Capital Power Corp.	276,300	5,246,413

Cascades, Inc.	380,300	3,793,838

Celestica, Inc. †	409,200	5,406,912

Centerra Gold, Inc.	756,500	3,650,930

Cominar Real Estate Investment Trust R	344,100	3,842,044

Corus Entertainment, Inc. Class B	439,600	4,206,683

Dominion Diamond Corp.	420,000	3,551,122

Entertainment One, Ltd.	1,128,429	3,310,100

Laurentian Bank of Canada	93,500	4,040,732

Westshore Terminals Investment Corp.	145,600	2,959,795

		43,696,139

Denmark (1.4%)

DFDS A/S	103,581	5,698,036

		5,698,036

Faroe Islands (0.4%)

Bakkafrost P/F	48,125	1,792,166

		1,792,166

Finland (1.9%)

Stora Enso OYJ Class R	318,803	3,424,681

Tieto OYJ	160,668	4,476,565

		7,901,246

France (5.2%)

AtoS SE	50,397	5,953,047

Elior Participations SCA	95,437	2,141,929

Faurecia	121,855	5,356,074

Ipsen SA	61,768	5,486,891

Neopost SA	24,333	732,879

SCOR SE	59,251	2,139,846

		21,810,666

14 International Capital Opportunities Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value

Germany (7.2%)

Bechtle AG	43,919	$4,576,471

Freenet AG	109,872	3,278,359

Gerresheimer AG	7,168	562,015

HOCHTIEF AG	29,386	4,482,938

OSRAM Licht AG	6,854	407,349

Rheinmetall AG	71,025	5,426,586

RHOEN-KLINIKUM AG	31,118	783,611

Software AG	122,913	4,559,442

STADA Arzneimittel AG	85,252	5,161,555

Suedzucker AG	29,952	764,720

		30,003,046

Hong Kong (1.2%)

Man Wah Holdings, Ltd.	676,800	445,510

Texwinca Holdings, Ltd.	1,234,000	810,702

Truly International Holdings, Ltd.	8,410,000	3,618,416

		4,874,628

Israel (0.3%)

Tower Semiconductor, Ltd. †	52,203	1,204,210

		1,204,210

Italy (4.3%)

A2A SpA	2,219,428	3,082,503

Amplifon SpA	434,666	4,655,503

DiaSorin SpA	65,982	4,176,602

Iren SpA	2,736,002	4,704,296

Unipol Gruppo Finanziario SpA	303,972	1,154,792

		17,773,696

Japan (21.5%)

ADEKA Corp.	312,300	4,369,893

BML, Inc.	176,100	3,841,925

Fuji Machine Manufacturing Co., Ltd.	287,000	3,824,282

Fuyo General Lease Co., Ltd.	98,300	4,698,660

Hanwa Co., Ltd.	132,000	947,011

Hazama Ando Corp.	415,000	3,006,898

Hitachi Transport System, Ltd.	144,100	2,955,240

KYORIN Holdings, Inc.	139,100	2,935,654

Leopalace21 Corp.	723,100	3,797,490

Maeda Road Construction Co., Ltd.	244,000	4,356,794

Nippo Corp.	237,000	4,493,391

Open House Co., Ltd.	185,900	4,413,150

Penta-Ocean Construction Co., Ltd.	395,400	1,868,863

Seria Co., Ltd.	48,100	3,784,806

Shinmaywa Industries, Ltd.	262,000	2,698,242

SKY Perfect JSAT Holdings, Inc.	491,700	2,183,972

Sumitomo Forestry Co., Ltd.	316,100	4,600,325

Takeuchi Manufacturing Co., Ltd.	189,700	3,795,857

Takuma Co., Ltd.	501,000	4,611,100

Tokyo Seimitsu Co., Ltd.	173,000	5,628,332

Toshiba Plant Systems & Services Corp.	25,100	352,555

TS Tech Co., Ltd.	154,300	4,033,816

International Capital Opportunities Fund 15

COMMON STOCKS (99.3%)* cont.	Shares	Value

Japan cont.

Tsubakimoto Chain Co.	463,000	$3,968,748

Ulvac, Inc.	71,800	3,169,950

Yamato Kogyo Co., Ltd.	179,000	5,082,647

		89,419,601

Luxembourg (0.2%)

APERAM SA	15,958	811,652

		811,652

Netherlands (2.2%)

BE Semiconductor Industries NV	128,320	4,905,472

PostNL NV †	919,598	4,011,845

		8,917,317

Norway (1.6%)

Salmar ASA	140,590	3,553,530

Tokyo Electric Power Company Holdings, Inc.	368,221	3,250,236

		6,803,766

Singapore (1.3%)

IGG, Inc.	2,581,000	1,825,309

Mapletree Industrial Trust R	2,970,800	3,529,600

		5,354,909

South Korea (6.3%)

Daesang Corp.	28,765	628,340

Daishin Securities Co., Ltd.	221,015	2,238,003

GS Home Shopping, Inc.	21,989	4,194,585

KB Insurance Co., Ltd.	176,178	4,105,497

Korea Petrochemical Ind Co., Ltd.	20,108	4,730,248

Korea Real Estate Investment & Trust Co., Ltd.	941,641	2,635,679

LF Corp.	56,247	1,049,579

LOTTE Fine Chemical Co., Ltd.	91,666	2,735,996

Poongsan Corp.	16,221	587,442

Soulbrain Co., Ltd.	82,553	3,504,350

		26,409,719

Spain (0.6%)

Acciona SA	22,086	1,653,529

Gamesa Corp Tecnologica SA	44,089	976,194

		2,629,723

Sweden (2.4%)

Granges AB	173,440	1,580,378

Hemfosa Fastigheter AB	457,420	4,251,605

JM AB	27,689	870,554

Loomis AB Class B	74,343	2,306,901

Wihlborgs Fastigheter AB	49,204	978,455

		9,987,893

Switzerland (5.7%)

Georg Fischer AG	5,612	4,864,087

Implenia AG	10,872	811,868

Lonza Group AG	32,094	5,911,674

Oriflame Holding AG	56,442	2,300,425

Partners Group Holding AG	9,232	4,830,404

Swiss Life Holding AG	16,059	5,052,665

		23,771,123

16 International Capital Opportunities Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value

United Kingdom (16.3%)

Afren PLC † F S	4,060,504	$5

Bellway PLC	111,688	3,611,606

Berendsen PLC	312,520	3,550,222

Close Brothers Group PLC	252,122	4,717,712

CYBG PLC †	440,471	1,442,915

Debenhams PLC	2,023,247	1,346,908

Drax Group PLC	264,946	1,155,585

Firstgroup PLC †	3,458,426	5,158,249

Galliford Try PLC	112,244	2,111,454

Hansteen Holdings PLC R	2,680,914	3,902,117

Inchcape PLC	543,487	5,061,267

Indivior PLC	1,152,079	4,999,163

Intermediate Capital Group PLC	355,627	3,133,087

J D Wetherspoon PLC	161,375	1,961,372

John Laing Group PLC 144A	152,407	516,282

John Wood Group PLC	521,397	4,887,901

National Express Group PLC	285,080	1,284,789

OM Asset Management PLC	290,400	4,329,864

SSP Group PLC	1,023,022	5,290,931

SVG Capital PLC †	220,661	1,952,246

Thomas Cook Group PLC †	2,904,031	3,153,034

William Hill PLC	1,382,525	4,527,225

		68,093,934

Total common stocks (cost $388,529,826)		$413,656,290

	Principal amount/
SHORT-TERM INVESTMENTS (0.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.97% [d]	Shares	103,226	$103,226

Putnam Short Term Investment Fund 0.76% L	Shares	1,274,131	1,274,131

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.46% P	Shares	150,000	150,000

U.S. Treasury Bills 0.468%, 3/23/17 ∆		$40,000	39,990

U.S. Treasury Bills 0.502%, 3/9/17 ∆		150,000	149,986

U.S. Treasury Bills 0.511%, 3/2/17 ∆		379,000	378,995

Total short-term investments (cost $2,096,325)			$2,096,328

TOTAL INVESTMENTS

Total investments (cost $390,626,151)			$415,752,618

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $416,685,325.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

International Capital Opportunities Fund 17

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $605,593 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Industrials	20.9%

Consumer discretionary	16.2

Materials	11.6

Financials	11.5

Information technology	11.1

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $78,012,584) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	4/19/17	$8,223,094	$7,786,037	$(437,057)

	British Pound	Sell	3/16/17	1,930,121	1,926,481	(3,640)

	Canadian Dollar	Sell	4/19/17	4,302,064	4,266,302	(35,762)

	Hong Kong Dollar	Buy	5/17/17	1,428,895	1,429,555	(660)

Barclays Bank PLC

	Hong Kong Dollar	Buy	5/17/17	4,744,948	4,747,529	(2,581)

Citibank, N.A.

	Danish Krone	Buy	3/16/17	1,175,545	1,189,200	(13,655)

	Euro	Buy	3/16/17	3,987,627	3,944,917	42,710

	Japanese Yen	Buy	5/17/17	8,056,537	7,975,598	80,939

Credit Suisse International

	Norwegian Krone	Sell	3/16/17	909,350	906,164	(3,186)

Goldman Sachs International

	Japanese Yen	Sell	5/17/17	1,540,915	1,524,666	(16,249)

18 International Capital Opportunities Fund

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $78,012,584) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/16/17	$4,566,503	$4,711,004	$144,501

	Canadian Dollar	Sell	4/19/17	4,411,802	4,362,147	(49,655)

	Euro	Buy	3/16/17	7,737,595	7,816,705	(79,110)

	Japanese Yen	Buy	5/17/17	536,873	551,457	(14,584)

	New Zealand Dollar	Buy	4/19/17	1,167,643	1,122,816	44,827

	Norwegian Krone	Sell	3/16/17	5,288,468	5,266,999	(21,469)

	Singapore Dollar	Sell	5/17/17	723,305	720,052	(3,253)

	Swedish Krona	Buy	3/16/17	1,475,788	1,377,475	98,313

State Street Bank and Trust Co.

	British Pound	Sell	3/16/17	1,469,250	1,510,578	41,328

	Canadian Dollar	Sell	4/19/17	1,366,562	1,350,834	(15,728)

	Israeli Shekel	Buy	4/19/17	2,648,561	2,504,017	144,544

	Swiss Franc	Buy	3/16/17	10,020,778	10,062,863	(42,085)

UBS AG

	Australian Dollar	Sell	4/19/17	1,013,240	959,188	(54,052)

Total						$(195,564)

International Capital Opportunities Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$34,321,807	$—	$—

Belgium	2,381,013	—	—

Canada	43,696,139	—	—

Denmark	5,698,036	—	—

Faroe Islands	1,792,166	—	—

Finland	7,901,246	—	—

France	21,810,666	—	—

Germany	30,003,046	—	—

Hong Kong	4,874,628	—	—

Israel	1,204,210	—	—

Italy	17,773,696	—	—

Japan	89,419,601	—	—

Luxembourg	811,652	—	—

Netherlands	8,917,317	—	—

Norway	6,803,766	—	—

Singapore	5,354,909	—	—

South Korea	26,409,719	—	—

Spain	2,629,723	—	—

Sweden	9,987,893	—	—

Switzerland	23,771,123	—	—

United Kingdom	68,093,929	—	5

Total common stocks	413,656,285	—	5

Short-term investments	1,424,131	672,197	—

Totals by level	$415,080,416	$672,197	$5

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(195,564)	$—

Totals by level	$—	$(195,564)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 International Capital Opportunities Fund

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value, including $74,372 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $389,248,794)	$414,375,261
Affiliated issuers (identified cost $1,377,357) (Notes 1 and 5)	1,377,357

Foreign currency (cost $991,813) (Note 1)	987,561

Foreign tax reclaim	416,347

Dividends, interest and other receivables	1,241,776

Receivable for shares of the fund sold	443,196

Unrealized appreciation on forward currency contracts (Note 1)	597,162

Prepaid assets	42,757

Total assets	419,481,417

LIABILITIES

Payable for investments purchased	6

Payable for shares of the fund repurchased	747,313

Payable for compensation of Manager (Note 2)	207,448

Payable for custodian fees (Note 2)	54,065

Payable for investor servicing fees (Note 2)	168,487

Payable for Trustee compensation and expenses (Note 2)	273,556

Payable for administrative services (Note 2)	1,640

Payable for distribution fees (Note 2)	169,302

Unrealized depreciation on forward currency contracts (Note 1)	792,726

Collateral on securities loaned, at value (Note 1)	103,226

Collateral on certain derivative contracts, at value (Note 1)	150,000

Other accrued expenses	128,323

Total liabilities	2,796,092

Net assets	$416,685,325

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$448,445,652

Undistributed net investment income (Note 1)	1,407,129

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,098,237)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	24,930,781

Total — Representing net assets applicable to capital shares outstanding	$416,685,325

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($321,862,793 divided by 9,387,706 shares)	$34.29

Offering price per class A share (100/94.25 of $34.29)*	$36.38

Net asset value and offering price per class B share ($5,740,202 divided by 166,927 shares)**	$34.39

Net asset value and offering price per class C share ($23,257,163 divided by 679,733 shares)**	$34.22

Net asset value and redemption price per class M share ($4,885,156 divided by 142,837 shares)	$34.20

Offering price per class M share (100/96.50 of $34.20)*	$35.44

Net asset value, offering price and redemption price per class R share
($17,703,700 divided by 522,589 shares)	$33.88

Net asset value, offering price and redemption price per class Y share
($43,236,311 divided by 1,262,702 shares)	$34.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 21

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $387,010)	$3,570,629

Interest (including interest income of $2,253 from investments in affiliated issuers) (Note 5)	2,253

Securities lending (net of expenses) (Note 1)	130,089

Total investment income	3,702,971

EXPENSES

Compensation of Manager (Note 2)	1,359,233

Investor servicing fees (Note 2)	528,560

Custodian fees (Note 2)	34,486

Trustee compensation and expenses (Note 2)	11,015

Distribution fees (Note 2)	620,066

Administrative services (Note 2)	7,288

Other	163,885

Total expenses	2,724,533

Expense reduction (Note 2)	(3,676)

Net expenses	2,720,857

Net investment income	982,114

Net realized loss on investments (Notes 1 and 3)	(3,655,448)

Net realized loss on foreign currency transactions (Note 1)	(2,052,910)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	406,357

Net unrealized appreciation of investments during the period	18,904,202

Net gain on investments	13,602,201

Net increase in net assets resulting from operations	$14,584,315

The accompanying notes are an integral part of these financial statements.

22 International Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$982,114	$8,974,945

Net realized loss on investments
and foreign currency transactions	(5,708,358)	(6,556,085)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	19,310,559	(1,508,660)

Net increase in net assets resulting from operations	14,584,315	910,200

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,837,340)	(6,370,299)

Class B	(90,932)	(62,209)

Class C	(365,668)	(249,443)

Class M	(91,491)	(60,821)

Class R	(379,269)	(285,648)

Class Y	(1,141,405)	(1,206,759)

Increase in capital from settlement payments (Note 4)	27,841	—

Decrease from capital share transactions (Note 4)	(36,103,644)	(85,879,579)

Total decrease in net assets	(31,397,593)	(93,204,558)

NET ASSETS

Beginning of period	448,082,918	541,287,476

End of period (including undistributed net investment
income of $1,407,129 and $10,331,120, respectively)	$416,685,325	$448,082,918

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Capital Opportunities Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

February 28, 2017**	$33.90	.08	1.13	1.21	(.82)	—	(.82)	—	—[d]	$34.29	3.74*	$321,863	.62*	.25*	23*

August 31, 2016	34.27	.63	(.44)	.19	(.56)	—	(.56)	—	—	33.90	.52	346,192	1.22[e]	1.86[e]	92

August 31, 2015	39.38	.56	(4.78)	(4.22)	(.73)	(.16)	(.89)	—	—	34.27	(10.70)	403,286	1.28	1.56	14

August 31, 2014	35.34	.48	4.05	4.53	(.49)	—	(.49)	—[f]	—	39.38	12.83	573,060	1.39	1.20	84

August 31, 2013	30.33	.38	5.02	5.40	(.39)	—	(.39)	—[f]	—	35.34	17.89	577,634	1.43	1.11	48

August 31, 2012	32.47	.47	(1.75)	(1.28)	(.87)	—	(.87)	—[f]	.01[g]	30.33	(3.57)	578,024	1.41	1.58	34

Class B

February 28, 2017**	$33.80	(.04)	1.14	1.10	(.51)	—	(.51)	—	—[d]	$34.39	3.36*	$5,740	.99*	(.12)*	23*

August 31, 2016	34.12	.36	(.44)	(.08)	(.24)	—	(.24)	—	—	33.80	(.24)	6,764	1.97[e]	1.08[e]	92

August 31, 2015	39.11	.29	(4.74)	(4.45)	(.38)	(.16)	(.54)	—	—	34.12	(11.38)	9,489	2.03	.81	14

August 31, 2014	35.08	.17	4.04	4.21	(.18)	—	(.18)	—[f]	—	39.11	11.99	14,885	2.14	.42	84

August 31, 2013	30.09	.12	4.98	5.10	(.11)	—	(.11)	—[f]	—	35.08	16.99	18,153	2.18	.35	48

August 31, 2012	32.08	.24	(1.68)	(1.44)	(.56)	—	(.56)	—[f]	.01[g]	30.09	(4.27)	20,546	2.16	.81	34

Class C

February 28, 2017**	$33.65	(.04)	1.14	1.10	(.53)	—	(.53)	—	—[d]	$34.22	3.38*	$23,257	.99*	(.12)*	23*

August 31, 2016	34.02	.37	(.45)	(.08)	(.29)	—	(.29)	—	—	33.65	(.26)	25,610	1.97[e]	1.11[e]	92

August 31, 2015	39.03	.29	(4.72)	(4.43)	(.42)	(.16)	(.58)	—	—	34.02	(11.36)	30,072	2.03	.82	14

August 31, 2014	35.05	.18	4.01	4.19	(.21)	—	(.21)	—[f]	—	39.03	11.96	39,594	2.14	.46	84

August 31, 2013	30.07	.12	4.99	5.11	(.13)	—	(.13)	—[f]	—	35.05	17.02	38,667	2.18	.37	48

August 31, 2012	32.11	.24	(1.70)	(1.46)	(.59)	—	(.59)	—[f]	.01[g]	30.07	(4.30)	38,301	2.16	.81	34

Class M

February 28, 2017**	$33.71	—[f]	1.13	1.13	(.64)	—	(.64)	—	—[d]	$34.20	3.49*	$4,885	.87*	.01*	23*

August 31, 2016	34.08	.46	(.46)	—[e]	(.37)	—	(.37)	—	—	33.71	(.02)	5,138	1.72[e]	1.36[e]	92

August 31, 2015	39.12	.39	(4.75)	(4.36)	(.52)	(.16)	(.68)	—	—	34.08	(11.14)	5,891	1.78	1.08	14

August 31, 2014	35.11	.28	4.03	4.31	(.30)	—	(.30)	—[f]	—	39.12	12.28	7,849	1.89	.71	84

August 31, 2013	30.14	.21	4.99	5.20	(.23)	—	(.23)	—[f]	—	35.11	17.30	7,597	1.93	.61	48

August 31, 2012	32.22	.32	(1.72)	(1.40)	(.69)	—	(.69)	—[f]	.01[g]	30.14	(4.06)	7,397	1.91	1.09	34

Class R

February 28, 2017**	$33.44	.04	1.12	1.16	(.72)	—	(.72)	—	—[d]	$33.88	3.63*	$17,704	.74*	.13*	23*

August 31, 2016	33.79	.54	(.45)	.09	(.44)	—	(.44)	—	—	33.44	.24	19,742	1.47[e]	1.61[e]	92

August 31, 2015	38.82	.46	(4.70)	(4.24)	(.63)	(.16)	(.79)	—	—	33.79	(10.92)	25,605	1.53	1.31	14

August 31, 2014	34.78	.37	3.99	4.36	(.32)	—	(.32)	—[f]	—	38.82	12.53	39,648	1.64	.96	84

August 31, 2013	29.81	.26	4.96	5.22	(.25)	—	(.25)	—[f]	—	34.78	17.59	39,339	1.68	.80	48

August 31, 2012	31.95	.38	(1.70)	(1.32)	(.83)	—	(.83)	—[f]	.01[g]	29.81	(3.78)	98,121	1.66	1.30	34

Class Y

February 28, 2017**	$33.91	.13	1.11	1.24	(.91)	—	(.91)	—	—[d]	$34.24	3.85*	$43,236	.49*	.38*	23*

August 31, 2016	34.30	.68	(.42)	.26	(.65)	—	(.65)	—	—	33.91	.74	44,636	.97[e]	2.03[e]	92

August 31, 2015	39.43	.66	(4.79)	(4.13)	(.84)	(.16)	(1.00)	—	—	34.30	(10.46)	66,944	1.03	1.84	14

August 31, 2014	35.38	.58	4.06	4.64	(.59)	—	(.59)	—[f]	—	39.43	13.11	118,385	1.14	1.47	84

August 31, 2013	30.37	.47	5.01	5.48	(.47)	—	(.47)	—[f]	—	35.38	18.18	121,612	1.18	1.37	48

August 31, 2012	32.54	.55	(1.76)	(1.21)	(.97)	—	(.97)	—[f]	.01[g]	30.37	(3.33)	105,113	1.16	1.84	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 International Capital Opportunities Fund	International Capital Opportunities Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors which amounted to less than $0.01 per share outstanding on February 15, 2017.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.01 per share outstanding as of November 29, 2011.

The accompanying notes are an integral part of these financial statements.

26 International Capital Opportunities Fund

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Management believes have favorable investment potential. Putnam Management also considers other factors it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

International Capital Opportunities Fund 27

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

28 International Capital Opportunities Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

International Capital Opportunities Fund 29

At the close of the reporting period, the fund had a net liability position of $553,187 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $568,973 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $103,226 and the value of securities loaned amounted to $74,372.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$13,056,975	$27,169,539	$40,226,514

30 International Capital Opportunities Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,765,072 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

The aggregate identified cost on a tax basis is $393,024,445, resulting in gross unrealized appreciation and depreciation of $51,282,213 and $28,554,040, respectively, or net unrealized appreciation of $22,728,173.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.459% of the fund’s average net assets before a decrease of $594,620 (0.140% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

International Capital Opportunities Fund 31

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$409,226	Class R	22,511

Class B	7,623	Class Y	53,202

Class C	29,920	Total	$528,560

Class M	6,078

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $273 under the expense offset arrangements and by $3,403 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $316, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

32 International Capital Opportunities Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$407,500

Class B	1.00%	1.00%	30,389

Class C	1.00%	1.00%	119,194

Class M	1.00%	0.75%	18,152

Class R	1.00%	0.50%	44,831

Total			$620,066

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,549 and $45 from the sale of class A and class M shares, respectively, and received $3,141 and $43 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$96,368,456	$139,344,392

U.S. government securities (Long-term)	—	—

Total	$96,368,456	$139,344,392

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	153,511	$5,120,251	469,392	$15,821,335

Shares issued in connection with
reinvestment of distributions	231,108	7,365,422	174,428	5,991,589

	384,619	12,485,673	643,820	21,812,924

Shares repurchased	(1,210,166)	(40,418,500)	(2,197,057)	(73,721,172)

Net decrease	(825,547)	$(27,932,827)	(1,553,237)	$(51,908,248)

International Capital Opportunities Fund 33

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	5,141	$171,394	16,248	$544,765

Shares issued in connection with
reinvestment of distributions	2,773	88,764	1,754	60,380

	7,914	260,158	18,002	605,145

Shares repurchased	(41,109)	(1,378,449)	(95,934)	(3,199,389)

Net decrease	(33,195)	$(1,118,291)	(77,932)	$(2,594,244)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	7,810	$258,852	45,298	$1,522,746

Shares issued in connection with
reinvestment of distributions	10,415	331,720	6,621	226,976

	18,225	590,572	51,919	1,749,722

Shares repurchased	(99,490)	(3,289,222)	(174,885)	(5,803,707)

Net decrease	(81,265)	$(2,698,650)	(122,966)	$(4,053,985)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,825	$61,611	2,182	$74,044

Shares issued in connection with
reinvestment of distributions	2,699	85,872	1,668	57,194

	4,524	147,483	3,850	131,238

Shares repurchased	(14,095)	(474,107)	(24,323)	(811,929)

Net decrease	(9,571)	$(326,624)	(20,473)	$(680,691)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	67,346	$2,215,199	192,822	$6,363,227

Shares issued in connection with
reinvestment of distributions	11,547	363,746	8,073	274,070

	78,893	2,578,945	200,895	6,637,297

Shares repurchased	(146,607)	(4,832,474)	(368,332)	(12,223,144)

Net decrease	(67,714)	$(2,253,529)	(167,437)	$(5,585,847)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	184,782	$6,224,521	343,445	$11,636,163

Shares issued in connection with
reinvestment of distributions	32,426	1,031,785	32,150	1,103,065

	217,208	7,256,306	375,595	12,739,228

Shares repurchased	(270,827)	(9,030,029)	(1,011,169)	(33,795,792)

Net decrease	(53,619)	$(1,773,723)	(635,574)	$(21,056,564)

34 International Capital Opportunities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$7,631,599	$9,129,308	$16,657,681	$19,696	$103,226

Putnam Short Term
Investment Fund**	3,579,728	30,809,878	33,115,475	2,253	1,274,131

Totals	$11,211,327	$39,939,186	$49,773,156	$21,949	$1,377,357

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$129,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$597,162	Payables	$792,726

Total		$597,162		$792,726

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(1,947,359)	$(1,947,359)

Total	$(1,947,359)	$(1,947,359)

International Capital Opportunities Fund 35

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$388,548	$388,548

Total	$388,548	$388,548

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:

Forward currency	$—	$—	$123,649	$—	$—	$287,641	$185,872	$—	$597,162
contracts #

Total Assets	$—	$—	$123,649	$—	$—	$287,641	$185,872	$—	$597,162

Liabilities:

Forward currency	477,119	2,581	13,655	3,186	16,249	168,071	57,813	54,052	792,726
contracts #

Total Liabilities	$477,119	$2,581	$13,655	$3,186	$16,249	$168,071	$57,813	$54,052	$792,726

Total Financial
and Derivative	$(477,119)	$(2,581)	$109,994	$(3,186)	$(16,249)	$119,570	$128,059	$(54,052)	$(195,564)
Net Assets

Total collateral	$(477,119)	$—	$109,994	$—	$—	$—	$10,000	$—
received (pledged)†##

Net amount	$—	$(2,581)	$—	$(3,186)	$(16,249)	$119,570	$118,059	$(54,052)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

36 International Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA011 305423 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017